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                                                                 Exhibit 99.02

                        MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        FIRST USA BANK, NATIONAL ASSOCIATION

                  -------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2
                  -------------------------------------------------

                    Monthly Period:                  1/1/02 to
                                                     1/31/02
                    Distribution Date:               2/15/02
                    Transfer Date:                   2/14/02

     Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                            Class A                    $1.82125
                                            Class B                    $1.98056
                                            CIA                        $2.23458
                                                                     ----------
                                              Total (Weighted Avg.)    $1.87501

          2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                            Class A                    $1.82125
                                            Class B                    $1.98056
                                            CIA                        $2.23458
                                                                      ---------
                                              Total (Weighted Avg.)    $1.87501


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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
       Page 2


          3. The amount of the distribution set
             forth in paragraph 1 above in respect
             of principal on the Certificates, per
             $1,000 original certificate principal
             amount

                                        Class A               $          0.00000
                                        Class B               $          0.00000
                                        CIA                   $          0.00000
                                                              ------------------
                                        Total (Weighted Avg.) $          0.00000

     B.   Information Regarding the Performance of the Trust.
          --------------------------------------------------

          1. Allocation of Principal Receivables.
             ------------------------------------

             The aggregate amount of Allocations of
             Principal Receivables processed during the
             Monthly Period which were allocated in respect of the Certificates

                                        Class A               $   101,893,136.41
                                        Class B               $     7,991,618.55
                                        CIA                   $    12,905,384.02
                                                              ------------------
                                        Total                 $   122,790,138.98

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1)The aggregate amount of Allocations of
                 Finance Charge Receivables processed
                 during the Monthly Period which were
                 allocated in respect of the Certificates

                                        Class A               $     9,694,568.39
                                        Class B               $       760,358.30
                                        CIA                   $     1,227,875.90
                                                              ------------------
                                        Total                 $    11,682,802.59

             (b1)Principal Funding Investment Proceeds
                 (to Class A)                                 $             0.00
             (b2)Withdrawals from Reserve Account
                 (to Class A)                                 $             0.00
                                                              ------------------
                 Class A Available Funds                      $     9,694,568.39


          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of 01/31/02      $33,888,946,872.30

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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             (b) Invested Amount as of 01/31/02
                 (Adjusted Class A Invested Amount
                 during Accumulation Period)

                                            Class A             $660,000,000.00
                                            Class B              $51,700,000.00
                                            CIA                  $83,500,000.00
                                                              -----------------
                                            Total               $795,200,000.00

             (c) The Floating Allocation Percentage:

                                            Class A                       1.887%
                                            Class B                       0.148%
                                            CIA                           0.239%
                                                                          ------
                                            Total                         2.274%

             (d) During the Accumulation Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)

                                            Class A                       $0.00
                                            Class B                       $0.00
                                            CIA                           $0.00
                                                              -----------------
                                            Total                         $0.00

             (e) The Fixed/Floating Allocation Percentage:

                                            Class A                       1.887%
                                            Class B                       0.148%
                                            CIA                           0.239%
                                                                          ------
                                            Total                         2.274%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 4


      4. Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period


         (a) 30 - 59 days                                      $  486,376,559.05
         (b) 60 - 89 days                                      $  366,957,289.61
         (c) 90 - 119 days                                     $  294,548,767.81
         (d) 120 - 149 days                                    $  224,948,013.19
         (e) 150 - 179 days                                    $  181,621,089.40
         (f) 180 or more days                                  $            0.00
                                        Total                  $1,554,451,719.06

      5. Monthly Investor Default Amount.
         --------------------------------

         (a) The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")

                                        Class A                $    3,143,486.53
                                        Class B                $      246,547.96
                                        CIA                    $      398,141.64
                                                               -----------------
                                        Total                  $    3,788,176.13


      6. Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a) The aggregate amount of Class A Investor
             Charge- Offs and the reductions in the
             Class B Invested Amount and the CIA

                                        Class A                $            0.00
                                        Class B                $            0.00
                                        CIA                    $            0.00
                                                               -----------------
                                        Total                  $            0.00

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                $            0.00
                                        Class B                $            0.00
                                        CIA                    $            0.00
                                                                    ------------
                                        Total                  $            0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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             (c) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of
                 reductions in the Class B Invested Amount and the
                 CIA
                       Class A                                    $         0.00
                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

             (d) The amounts set forth in paragraph 6(c) above,
                 per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                       $         0.00
                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

          7. Investor Servicing Fee
             ----------------------

             (a) The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the Monthly Period

                                    Class A                       $   825,000.00
                                    Class B                       $    64,625.00
                                    CIA                           $   104,375.00
                                                                  --------------
                                    Total                         $   994,000.00


          8. Reallocated Principal Collections
             ---------------------------------
             The amount of Reallocated CIA and Class B Principal
             Collections applied in respect of Interest
             Shortfalls, Investor Default Amounts or Investor
             Charge-Offs for the prior month.

                                    Class B                       $         0.00
                                    CIA                           $         0.00
                                                                  --------------
                                    Total                         $         0.00

          9. Collateral Invested Amount
             --------------------------

             (a) The amount of the Collateral Invested Amount as
                 of the close of business on the related
                 Distribution Date after giving effect to
                 withdrawals, deposits and payments to be made in
                 respect of the preceding month                   $83,500,000.00

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      MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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             (b) The Required CIA Invested Amount as of
                 the close of business on the related
                 Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the

                 preceding month                                 $83,500,000.00

          10.The Pool Factor
             ---------------

                 The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                       1.00000000
                                       Class B                       1.00000000
                                       Total                         1.00000000

          11.The Portfolio Yield

             -------------------
               The Portfolio Yield for the related Monthly Period         11.91%

          12.The Base Rate
             -------------

               The Base Rate for the related Monthly Period                4.18%



      C   Information Regarding the Principal Funding Account
          ---------------------------------------------------

            1. Accumulation Period

            (a)Accumulation Period Commencement Date                 02/01/2002

            (b)Accumulation Period Length (months)                             1

            (c)Accumulation Period Factor                                 30.79

            (d)Required Accumulation Factor Number                            8

            (e)Controlled Accumulation Amount                    $660,000,000.00

            (f)Minimum Payment Rate (last 12 months)                      12.86%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1995-2
Page 7

      2. Principal Funding Account
         -------------------------

         Beginning Balance                                     $   0.00
            Plus:Principal Collections for related Monthly
                 Period from Principal Account                     0.00
            Plus:Interest on Principal Funding Account
                 Balance for related Monthly Period                0.00

            Less:Withdrawals to Finance Charge Account             0.00
            Less:Withdrawals to Distribution Account               0.00
                                                               --------
         Ending Balance                                            0.00

      3. Accumulation Shortfall
         ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                   $   0.00

         Less:The amount deposited into the Principal Funding
              Account for the Previous Monthly Period          $   0.00

              Accumulation Shortfall                           $   0.00
                                                               --------
              Aggregate Accumulation Shortfalls                $   0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

              Covered Amount                                   $   0.00

         Less:Principal Funding Investment Proceeds            $   0.00
                                                               --------
              Principal Funding Investment Shortfall           $   0.00
                                                               --------

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a)Required Reserve Account Amount percentage          0.00000%

         (b)Required Reserve Account Amount ($)                $   0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

         (c)Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date         $   0.00

         (d)Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date        $   0.00

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       MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1995-2
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            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date      $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer
               Date (1 (d) plus 2 above)                                $0.00

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related Monthly
               Period                                                    7.69%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                      First USA Bank, National Association
                      as Servicer


                      By: /s/ Tracie Klein
                         ------------------------
                              Tracie Klein
                              First Vice President